                                                                 Exhibit 99.1

                 INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED
                          FINANCIAL STATEMENTS (UNAUDITED)

As described under Item 2 of Form 8-K, filed by the Company on October 22, 1998, RELTEC Corporation ("RELTEC" or the "Company"), through an indirect, wholly-owned subsidiary, became the sole shareholder of Positron Fiber Systems Corporation ("PFS"), a Canadian corporation (the "PFS Acquisition").

The following unaudited pro forma condensed consolidated statements of operations give effect to the PFS Acquisition using the purchase method of accounting. For financial reporting purposes, a preliminary allocation of the purchase price has been made using estimated fair market values as of the acquisition date in accordance with Accounting Principles Board Opinion No. 16 - "Business Combinations". The preliminary allocation may be adjusted as the fair market values are finalized. The pro forma condensed consolidated statements of operations have been prepared by the Company utilizing the historical financial statements of the Company and PFS, respectively.

These pro forma statements have been prepared and included herein as required by the rules and regulations of the Securities and Exchange Commission and are provided for comparative purposes only. These pro forma statements are not necessarily indicative of the operating results that would have occurred had the acquisition been consummated as of January 1, 1997, nor is it necessarily indicative of future operating results.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                                                            RELTEC
                                                        RELTEC            PFS                              Pro Forma
                                                     Nine Months     January 1, 1998                      Nine Months
                                                        Ended            through                             Ended
                                                    September 30,     September 16,                      September 30,
(Dollars in millions, except share data)                 1998              1998         Adjustments           1998
----------------------------------------------------------------------------------------------------------------------
Net sales .........................................   $  769.6           $  17.8         $    -             $  787.4
Cost of sales .....................................      540.2              10.0           (1.1)  (1)          549.1
----------------------------------------------------------------------------------------------------------------------
    Gross profit ..................................      229.4               7.8            1.1                238.3
Operating expenses:
    Research and product engineering ..............       52.1               4.3              -                 56.4
    Selling and administrative ....................       94.1              13.6              -                107.7
    Goodwill and intangible amortization ..........       25.2                 -            5.3   (2)           30.5
    Write-off of acquired in-process research
       and development ............................       58.4                 -          (58.4)  (1)               -
    Other expense, net ............................       10.7              (0.8)                                9.9
----------------------------------------------------------------------------------------------------------------------
Total operating expenses ..........................      240.5              17.1          (53.1)               204.5
----------------------------------------------------------------------------------------------------------------------
Operating income (loss) ...........................      (11.1)             (9.3)          54.2                 33.8
Interest expense, net .............................        9.1              (0.6)           8.1   (3)           16.6
----------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes .................      (20.2)             (8.7)          46.1                 17.2
Income tax provision (benefit) ....................       23.6               0.6           (6.3)  (4)           17.9
----------------------------------------------------------------------------------------------------------------------
Net income (loss) .................................   $  (43.8)          $  (9.3)        $ 52.4              $  (0.7)
----------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) PER COMMON SHARE DATA:

Basic net income (loss) per common share ..........   $  (0.80)                                              $ (0.01)
Weighted average shares outstanding ...............       54.7                                                  54.7

Diluted net income (loss) per common share ........   $  (0.80)                                              $ (0.01)
Weighted average shares and options outstanding ...       54.7                                                  54.7
----------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
                                                                          PFS                              RELTEC
                                                      RELTEC           Fiscal Year                         Pro Forma
                                                     Year Ended           Ended                           Year Ended
                                                    December 31,        March 31,                        December 31,
(Dollars in millions, except share data)                1997              1998         Adjustments           1997
---------------------------------------------------------------------------------------------------------------------
Net sales .........................................    $ 887.2          $  17.8         $    -              $ 905.0
Cost of sales .....................................      633.4              9.7              -                643.1
---------------------------------------------------------------------------------------------------------------------
    Gross profit ..................................      253.8              8.1              -                261.9
Operating expenses:
    Research and product engineering ..............       55.7              4.8              -                 60.5
    Selling and administrative ....................       94.1              7.7              -                101.8
    Goodwill and intangible amortization ..........       31.9                -            7.0  (2)            38.9
    Write-off of acquired in-process research
       and development ............................        0.7                -              -                  0.7
    Other income, net .............................       (1.8)            (0.4)             -                 (2.2)
---------------------------------------------------------------------------------------------------------------------
Total operating expenses ..........................      180.6             12.1            7.0                199.7
---------------------------------------------------------------------------------------------------------------------
Operating income (loss) ...........................       73.2             (4.0)          (7.0)                62.2
Interest expense, net .............................       18.6             (0.5)          12.8  (3)            30.9
---------------------------------------------------------------------------------------------------------------------
Income (loss)before income taxes ..................       54.6             (3.5)         (19.8)                31.3
Income tax provision (benefit) ....................       29.6              0.2          (10.2) (4)            19.6
---------------------------------------------------------------------------------------------------------------------
Net income (loss) .................................    $  25.0          $  (3.7)        $ (9.6)             $  11.7
---------------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE DATA:

Basic net income per common share .................    $  0.51                                              $  0.24
Weighted average shares outstanding ...............       48.8                                                 48.8

Diluted net income per common share ...............    $  0.50                                              $  0.23
Weighted average shares and options outstanding ...       49.7                                                 50.2
---------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS.

                                 RELTEC CORPORATION
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

1. PERIODS COMBINED

The condensed consolidated statements of operations for RELTEC Corporation ("RELTEC" or the "Company") for the nine months ended September 30, 1998 and for the year ended December 31, 1997 have been combined with the Positron Fiber Systems ("PFS") condensed consolidated statements of operations for the period January 1, 1998 through September 16, 1998 and for the fiscal year ended March 31, 1998.

2. RECLASSIFICATIONS

Certain reclassifications have been made to conform PFS' historical statements of operations to RELTEC's method of reporting.

3. PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to derive the pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997:

  (1) The pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 exclude the write-off of $58.4 million of acquired in-process research and development costs and the write-off of $1.1 million of inventory acquisition step-up.

  (2) The preliminary independent appraisal of acquired assets resulted in $83.3 million being assigned to goodwill and $46.5 million being assigned to intangible assets such as developed technology, assembled workforce, sales channels and customer relationships. These assets are being amortized over periods ranging from five to 25 years.

  (3) Pro forma interest expense has been calculated assuming $181.4 million of indebtedness required to complete the acquisition of PFS was outstanding during the periods presented and has been calculated using an annual rate of 5.97% and 7.05% for the nine months ended September 30, 1998 and for the year ended December 31, 1997, respectively.

  (4) The net income tax benefit results from applying a 31% effective Canadian tax rate to the adjustments in (1), (2) and (3) above (with the exception of goodwill, which is nondeductible for tax purposes). The Company's acquisition tax structure will result in an additional U.S. income tax benefit of 40% for the interest expense assumed in (3) above.


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